EXHIBIT 4



                                CSW CREDIT, INC.
                      AVERAGE MONTH END ACCOUNTS RECEIVABLE
                        USING TEMPORARY RELIEF PROVISIONS
                                   (thousands)



                                    Twelve Months  Twelve Months Twelve Months
                                        Ended         Ended          Ended
                                      10/31/97       11/30/97       12/31/97
                                      --------       --------       --------
   AFFILIATES
----------------
CPL                                    $119,035       $118,458       $115,481
PSO                                      82,553         82,352         82,015
SWEPCO                                  106,988        108,643        109,162
WTU                                      35,324         36,744         38,059
                                       --------       --------       --------

             Total Affiliates:         $343,900       $346,197       $344,717
                                       --------       --------       --------

 NON-AFFILIATES
----------------
TX-NM POWER                             $32,958        $32,852        $33,485
HLP                                     368,116        374,625        383,396
                                       --------       --------       --------

         Total Non-Affiliates:         $401,074       $407,477       $416,881
                                       --------       --------       --------




                               BAD DEBT WRITE-OFFS
                                   (thousands)


                                      10/31/97       11/30/97       12/31/97
                                      --------       --------       --------

NON-AFFILIATES
----------------
TX-NM POWER                               $246           $216           $220
HLP                                        347            664          1,534
                                      --------       --------       --------

         Total Non-Affiliates:            $593           $880         $1,754
                                      --------       --------       --------